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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 6, 1998
                                                        ----------------


                           THE RECOVERY NETWORK, INC.
             (Exact name of registrant as specified in its charter)


     COLORADO                         7812                    39-1731029
(State or other jurisdiction of (Primary Standard Industrial (I.R.S. Employer incorporation or organization) Classification Code Number) Indentification No.)


                           1411 5th Street, Suite 250
                            Santa Monica, CA  90401
                    (Address of principal executive offices)

Registrant's telephone number including area code                (310)393-3979


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Item 5.  OTHER EVENTS

          On November 6, 1998, The Recovery Network announced a number of developments affecting its operations and management. These developments include the formation of an Operating Committee to guide the future of the Company, and the appointment of Gary Horowitz, President, as the new Chief Executive Officer. A press release describing each of these items is attached hereto as Exhibit 28.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)  Exhibit

             28.     Press Release dated November 6, 1998.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE RECOVERY NETWORK, INC.


Date:  November 6, 1998                By: /s/ Michael G. Clark
                                           -------------------------
                                           Michael G. Clark
                                           Chief Financial Officer and
                                           Corporate Secretary

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                                  EXHIBIT INDEX


      Exhibit No.
      -----------

         28.             Press Release dated November 6, 1998.